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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                  May 24, 2002



                               RIVIANA FOODS INC.
             (Exact name of Registrant as specified in its charter)





           DELAWARE                       0-25294                76-0177572
(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

                2777 ALLEN PARKWAY
                    HOUSTON, TX                                   77019
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (713) 529-3251
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Item 4.  Changes in Registrant's Certifying Accountant

On May 24, 2002, the Board of Directors of Riviana Foods Inc., (the "Company"), through its Executive Committee adopted the recommendation of the Board's Audit Committee that Arthur Andersen LLP ("Andersen") be replaced as the independent public accountants for the Company and the Riviana Foods Inc. Savings Plan (the "Plan") of which the Company is the Administrator. Upon further recommendation of the Audit Committee, KPMG LLP was engaged immediately to serve as the Company's independent public accountants for its fiscal year ending June 30, 2002 and the Plan's fiscal year ending December 31, 2002.

The audit reports of Andersen on the consolidated financial statements of the Company and the Plan for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's and the Plan's two most recent fiscal years, and through the date of this Form 8-K, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their reports. None of the reportable events described under Item 304(a) (1) (v) of Regulation S-K occurred within the Company's and the Plan's two most recent fiscal years and through the date of this Form 8-K.

The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated May 31, 2002 stating its agreement with such statements.

During the Company's and the Plan's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult with KPMG LLP regarding any of the matters or events set forth in Item 304 (a) (2) (i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

(c) Exhibits.  The following Exhibit is filed with this document.

Exhibit Number                             Description
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16                     Letter from Arthur Andersen LLP to the Securities and
                       Exchange Commission, dated May 31, 2002
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         RIVIANA FOODS INC.


Dated: May 31, 2002                 By:  /S/ E. Wayne Ray, Jr.
                                         ---------------------------------------
                                         E. Wayne Ray, Jr.
                                         Vice President, Chief Financial Officer
                                         and Chief Accounting Officer
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                                  EXHIBIT INDEX


Exhibit Number                             Description
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16                     Letter from Arthur Andersen LLP to the Securities and
                       Exchange Commission, dated May 31, 2002